Exhibit 10.43

FOURTH AMENDMENT AND CONSENT RELATING TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND CONSENT RELATING TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 14, 2006, among PETRO STOPPING CENTERS, L.P., a Delaware limited partnership (the "Borrower"), PETRO STOPPING CENTERS HOLDINGS, L.P., a Delaware limited partnership and a limited partner of the Borrower ("Holdings"), PETRO HOLDINGS FINANCIAL CORPORATION, a Delaware corporation ("Petro Holdings"), PETRO DISTRIBUTING, INC., a Delaware corporation and a Subsidiary of the Borrower ("Petro Distributing"), and PETRO FINANCIAL CORPORATION, a Delaware corporation and a Subsidiary of the Borrower ("Petro Financial"), the Lenders (as defined in the Credit Agreement referred to below), and WELLS FARGO BANK, N. A., as Administrative Agent, Collateral Agent and L/C Issuer.

RECITALS:

A. The Borrower, Holdings, Petro Holdings, Petro Distributing, Petro Financial, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of February 9, 2004 (as amended by that certain First Amendment to Credit Agreement dated as of January 21, 2005, that certain Second Amendment to Credit Agreement dated as of July 26, 2005, that certain Third Amendment and Consent relating to Credit Agreement dated as of February 3, 2006 and as such Credit Agreement may be further amended, modified, supplemented and extended from time to time, including, without limitation, as amended by this Amendment, the "Credit Agreement").

B. The Borrower has notified the Administrative Agent and the Lenders that the Borrower desires to:

(i) amend clause (n) of Section 8.03 of the Credit Agreement to increase the maximum amount of Guarantees that are permitted thereunder; and

(ii) obtain the release of the Collateral Agent's lien on approximately 15 acres of raw land that is a part of the Borrower's stopping center located in Girard, Ohio (Petro Unit No. 20).

C. The Agents and the Required Lenders have agreed to provide such amendment and release upon and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  DEFINITIONS

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings herein as in the Credit Agreement.

  amendment to credit agreement

    Addition of Definitions of "Asset Joint Venture" and "Operating Joint Venture". Section 1.01 of the Credit Agreement is hereby amended to add the following terms and definitions thereof, which terms shall appear in alphabetical order in Section 1.01:

    "'Asset Joint Venture' means the joint venture between the Borrower and Alon USA, Interests, LLC or any of its affiliates or subsidiaries organized for the purpose of developing a travel center in the area of Midland, Texas.'

    "'Operating Joint Venture' means the joint venture between the Borrower and Alon USA, Interests, LLC or any of its affiliates or subsidiaries organized for the purpose of operating certain aspects of the Asset Joint Venture."

    Amendment to Definition of "Consolidated Leverage Ratio". The definition of the term "Consolidated Leverage Ratio" contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "'Consolidated Leverage Ratio' means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b); provided, however, that, for purposes of determining Consolidated Funded Indebtedness pursuant to clause (a) preceding, Guarantees of the Indebtedness of the Asset Joint Venture and the Operating Joint Venture shall be excluded."

    Amendment to the Definition of "Investment". The definition of the term "Investment" contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "'Investment' means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, Guarantee of Indebtedness or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment."

    Amendment to Clause (n) of Section 8.03. Clause (n) of Section 8.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

  "(n) Guarantees issued guaranteeing Indebtedness in an aggregate amount not to exceed $15,000,000 at any time outstanding."

  CONSENT TO INCREASE INVESTMENT IN

  ASSET JOINT VENTURE AND OPERATING JOINT VENTURE

    Investment in Asset Joint Venture and Operating Joint Venture. Reference is made to that certain Third Amendment and Consent relating to Credit Agreement dated as of February 3, 2006 among the parties hereto (the "Third Amendment and Consent"). The Third Amendment and Consent is hereby amended as follows:

      Section 3.01(b)(iii) of the Third Amendment and Consent is hereby amended and restated to read in its entirety as follows:

      "(iii) the aggregate amount of Petro's Investment in the Asset Joint Venture and the Operating Joint Venture shall not exceed $14,000,000;".

      Section 3.02(b)(iii) of the Third Amendment and Consent is hereby amended and restated to read in its entirety as follows:

  "(iii) the aggregate amount of Petro's Investment in the Asset Joint Venture and the Operating Joint Venture shall not exceed $14,000,000;".

  consent relating TO partial
  release of liEN on petro unit no. 20

    Consent relating to Partial Release of Lien on Petro Unit No. 20.

      The Agents and the Required Lenders hereby consent to the sale of the Girard Property (defined below) and the release by the Collateral Agent of its lien in such property, as security for the Obligations, on approximately 15 acres of raw land which currently is a part of the Borrower's stopping center located in or near Girard, Ohio known as Petro Unit No. 20 (the "Girard Property"), which land is specifically described on Fourth Amendment Schedule 1 attached hereto.

      The Agents and the Required Lenders hereby agree that the Collateral Agent may (i) pursuant to a release of lien in form and substance reasonably satisfactory to the Collateral Agent, execute and file (or caused to be filed) of record, in the appropriate records of Trumbull County, Ohio, a release of lien to effectuate the release referred to in clause (a) preceding, and (ii) execute and deliver such other documents as the Collateral Agent may deem reasonably necessary or appropriate to effectuate such release.

    Limitations regarding Consents. The effect of the consents and agreements contained in Article 4 of this Amendment is limited strictly as expressly provided herein, and, in order to induce the Agents and the Lenders to agree to such consents and agreements, each of the Borrower and the other Loan Parties agrees that, except as expressly provided in Section 4.01 hereof, such consent and agreement shall not constitute or be deemed a consent to any matter or a waiver of any Default or Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any Default or Event of Default. No consent or waiver, express or implied, by any Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

  Representations and Warranties

    Representations and Warranties. Each of the Loan Parties represents and warrants to the Agents and the Lenders that (a) all representations and warranties of any Loan Party or Petro contained in the Credit Agreement or any other Loan Document are true and correct in all material respects as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to a specific date) and (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment).

  MISCELLANEOUS

    Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Agents and the Lenders agree that the Credit Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

    Amendment as a Loan Document. This Amendment shall constitute a Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF NEW YORK'S GENERAL OBLIGATIONS LAW REGARDING CHOICE OF LAW); PROVIDED THAT THE AGENTS AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Agents and the Lenders and their respective successors and permitted assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agents and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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BORROWER:

PETRO STOPPING CENTERS, L.P.,

a Delaware limited partnership

By:

Name:

Title:

HOLDINGS:

PETRO STOPPING CENTERS HOLDINGS, L.P.

By:

Name:

Title:

PETRO HOLDINGS:

PETRO HOLDINGS FINANCIAL CORPORATION

By:

Name:

Title:

PETRO DISTRIBUTING:

PETRO DISTRIBUTING, INC.

By:

Name:

Title:

PETRO FINANCIAL:

PETRO FINANCIAL CORPORATION

By:

Name:

Title:

AGENTS:

WELLS FARGO BANK, N. A.,

as Administrative Agent and Collateral Agent

By:

Name: David G. James

Title: Senior Vice President

LENDERS:

WELLS FARGO BANK, N. A.,

as a Lender and L/C Issuer

By:

Name: David G. James

Title: Vice President

BANK OF AMERICA, N.A.,

as a Lender

By:

Name:

Title:

BIG SKY LOAN FUND, LTD.,

as a Lender

By: Eaton Vance Management

Title: Investment Advisor

By:

Name:

Title:

CELERITY CLO LIMITED

By: TCW Advisors, Inc.,

as Agent

By:

Name:

Title:

By:

Name:

Title:

EATON VANCE SENIOR FLOATING-RATE TRUST,

as a Lender

By: Eaton Vance Management

Title: Investment Advisor

By:

Name:

Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By: Eaton Vance Management

Title: Investment Advisor

By:

Name:

Title:

GRAYSON & CO.,

as a Lender

By: Boston Management and Research

Title: Investment Advisor

By:

Name:

Title:

RAYMOND JAMES BANK, FSB,

as a Lender

By:

Name:

Title:

TCW SELECT LOAN FUND, LIMITED,

By: TCW Advisors, Inc.

as its Collateral Manager

By:

Name:

Title:

By:

Name:

Title:

DARIEN LOAN FUNDING COMPANY

By: TCW Advisors

as its Interim Collateral Manager

By:

Name:

Title:

By:

Name:

Title:

CONSENT TO FOURTH AMENDMENT AND CONSENT RELATING

TO CREDIT AGREEMENT

Petro, Inc. hereby (a) consents to and approves all of the terms and provisions of the Fourth Amendment and Consent Relating to Credit Agreement dated as of July 14, 2006 to which this Consent is attached and (b) ratifies, confirms and reaffirms (i) all terms and provisions of that certain Guaranty dated as of February 9, 2004, executed by it to and in favor of Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and the other Lenders party to the Credit Agreement, and all other Loan Documents to which it is a party, and (ii) all of its indebtedness, liabilities and obligations under such Guaranty and other Loan Documents, all of which shall continue in full force and effect in accordance with their terms.

Date: July 14, 2006

PETRO, INC.

By:

Name:

Title: